UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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TALPHERA, INC.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

TALPHERA, INC.

2025 Annual Meeting
Vote by October 22, 2025
11:59 PM ET

TALPHERA

TALPHERA, INC.
1850 GATEWAY DRIVE, SUITE 175
SAN MATEO, CA 94404

V79132-P37615

You invested in TALPHERA, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 23, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 9, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 23, 2025
10:00 AM, PDT

Virtually at:
www.virtualshareholdermeeting.com/TLPH2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Vincent J. Angotti 02) Stephen Hoffman, M.D., Ph.D. 03) Abhinav Jain	For
2.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2025.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	Advisory vote on the preferred frequency of the advisory vote on the compensation of our named executive officers.	1 Year
5.	To approve our Amended and Restated 2020 Equity Incentive Plan.	For
6.	To approve our Amended and Restated 2011 Employee Stock Purchase Plan.	For
7.	To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V79133-P37615